ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

DATE:	August 31, 2007

TO:	Supplemental Interest Trust,
Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-8
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110
("Party B")

FROM:	ABN AMRO BANK N.V.
199 Bishopsgate,
London EC2M 3XW,
United Kingdom
Attention: Fixed Income Derivatives Documentation
Telex: 887366 Answerback: ABNALN G
Fax: 44 20 7857 9428
Telephone: 44 20 7678 3311
Electronic Messaging System Details: Swift ABNA GB 2L
("Party A")

RE:	Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of August 31, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	August 28, 2007

Effective Date:	September 25, 2007

Termination Date:	August 25, 2012, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on October 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate	See Amortization Schedule, Schedule A

Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on October 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Maryland, Minnesota or Colorado are closed.

Floating Rate Payer Upfront Payment:
$472,000. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to August 31, 2007, subject to adjustment in accordance with the Following Business Day Convention.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Swap Transaction is New York

Account Details:

	Payments to Party A:	ABN AMRO Bank N.V., New York, ABNAUS33 CHIPS 007535 ABA No. 026009580 A/C Name: ABN Amro Bank N.V., London A/C No. /661001036741 Ref. DCM:

	Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: SARM 2007-8 Attn: M. Hunter

	Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5501 Acct Name: Lehman Brothers Holdings Inc. Ref: SARM 07-8 Attn: Mortgage Middle Office

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:
Fax Number	:0044 207 8579428/9430
Telephone Number	:0044 207 6783311/3196

ABN AMRO BANK N.V., LONDON BRANCH

By: ________________________________________
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-8
By: U.S. Bank, National Association, not in its individual capacity, but solely as Trustee

By:________________________________
Name:
Title:

SCHEDULE A to the Confirmation dated as of August 31, 2007,
Re: Reference Number 7454583
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention
From and including	To but excluding	Notional Amount (USD)	Fixed Rate (%)
9/25/2007	10/25/2007	159,886,828.00	5.49
10/25/2007	11/25/2007	152,780,717.00	5.47
11/25/2007	12/25/2007	146,943,229.00	5.08
12/25/2007	1/25/2008	138,635,513.00	5.00
1/25/2008	2/25/2008	133,735,189.00	4.94
2/25/2008	3/25/2008	128,758,146.00	4.87
3/25/2008	4/25/2008	124,206,927.00	4.76
4/25/2008	5/25/2008	119,816,513.00	4.71
5/25/2008	6/25/2008	115,581,225.00	4.67
6/25/2008	7/25/2008	111,344,995.00	4.68
7/25/2008	8/25/2008	107,371,838.00	4.68
8/25/2008	9/25/2008	103,493,764.00	4.69
9/25/2008	10/25/2008	98,949,165.00	4.72
10/25/2008	11/25/2008	94,817,007.00	4.74
11/25/2008	12/25/2008	90,857,358.00	4.76
12/25/2008	1/25/2009	87,063,019.00	4.78
1/25/2009	2/25/2009	83,427,090.00	4.80
2/25/2009	3/25/2009	79,915,258.00	4.82
3/25/2009	4/25/2009	76,577,763.00	4.83
4/25/2009	5/25/2009	73,379,609.00	4.85
5/25/2009	6/25/2009	70,314,981.00	4.87
6/25/2009	7/25/2009	67,288,338.00	4.88
7/25/2009	8/25/2009	64,478,022.00	4.91
8/25/2009	9/25/2009	61,785,043.00	4.94
9/25/2009	10/25/2009	58,776,766.00	5.03
10/25/2009	11/25/2009	55,687,676.00	5.03
11/25/2009	12/25/2009	52,976,304.00	5.04
12/25/2009	1/25/2010	50,396,916.00	5.05
1/25/2010	2/25/2010	47,943,088.00	5.05
2/25/2010	3/25/2010	45,608,710.00	5.06
3/25/2010	4/25/2010	43,216,853.00	5.07
4/25/2010	5/25/2010	41,112,532.00	5.07
5/25/2010	6/25/2010	39,110,651.00	5.08
6/25/2010	7/25/2010	37,206,223.00	5.09
7/25/2010	8/25/2010	35,111,396.00	5.09
8/25/2010	9/25/2010	33,369,869.00	5.10
9/25/2010	10/25/2010	31,744,948.00	5.10
10/25/2010	11/25/2010	30,199,132.00	5.11
11/25/2010	12/25/2010	28,728,570.00	5.11
12/25/2010	1/25/2011	27,329,602.00	5.12
1/25/2011	2/25/2011	25,998,740.00	5.13
2/25/2011	3/25/2011	24,732,672.00	5.14
3/25/2011	4/25/2011	23,528,242.00	5.15
4/25/2011	5/25/2011	22,382,450.00	5.16
5/25/2011	6/25/2011	21,292,443.00	5.17
6/25/2011	7/25/2011	20,255,505.00	5.18
7/25/2011	8/25/2011	19,269,053.00	5.20
8/25/2011	9/25/2011	18,315,075.00	5.22
9/25/2011	10/25/2011	17,423,097.00	5.23
10/25/2011	11/25/2011	16,574,549.00	5.24
11/25/2011	12/25/2011	15,767,317.00	5.25
12/25/2011	1/25/2012	14,999,390.00	5.26
1/25/2012	2/27/2012	14,268,853.00	5.27
2/27/2012	3/26/2012	13,555,771.00	5.29
3/26/2012	4/25/2012	12,883,260.00	5.30
4/25/2012	5/25/2012	11,915,739.00	5.31
5/25/2012	6/25/2012	8,951,460.00	5.32
6/25/2012	7/25/2012	6,735,067.00	5.34
7/25/2012	8/25/2012	1,879,105.00	5.35